UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2005

DANIELSON HOLDING CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-6732	95-6021257

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

40 Lane Road
Fairfield, New Jersey	07004

(Address of principal executive offices) (Zip Code)

(973) 882-9000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Unaudited Pro Forma Condensed Statements
Selected Financial Data

INFORMATION TO BE INCLUDED IN THE REPORT.

Item 8.01. Other Events.

     In response to comments received from the Securities and Exchange Commission in connection with their review of our Registration Statement on Form S-3 filed on November 24, 2004, we are filing the following (i) unaudited pro forma condensed statements of consolidated operations of the Company for the nine months ended September 30, 2004 and (ii) selected financial data of the Company relating to fiscal years ended 1999 through 2003.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired – Not Applicable

(b)	Pro Forma Financial Information.

The following unaudited pro forma condensed statements of consolidated operations of the Company for the nine months ended September 30, 2004, filed as Exhibit 99.1 to this Current Report on Form 8-K are incorporated by reference herein:

(1)	Unaudited Pro Forma Condensed Statements of Consolidated Operations of the Company for the Nine Months Ended September 30, 2004; and

(2)	Notes to Unaudited Pro Forma Condensed Statements of Operations.

(c)	Exhibits.

Selected financial data of the Company relating to fiscal years ended 1999 through 2003.

Exhibit No.	Exhibit
99.1	Unaudited Pro Forma Condensed Statements of Consolidated Operations of the Company

99.2	Selected Financial Data of the Company relating to fiscal years ended 1999 through 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 25, 2005

DANIELSON HOLDING CORPORATION
(Registrant)

By:	/s/ Anthony J. Orlando

Name:	Anthony J. Orlando,
Title:	President and Chief Executive Officer

DANIELSON HOLDING CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Unaudited Pro Forma Condensed Statements of Consolidated Operations of the Company

99.2	Selected Financial Data of the Company relating to fiscal years ended 1999 through 2003.